EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

4th Quarter 2025

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2025 Financial Supplement	2

Consolidated Financials
and Key Metrics

4Q 2025 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

Net income (loss)	$1,008	$150	$(283)	$(1,215)	$311	(69.1)%	$1,796	$(1,037)	(157.7)%
Net income (loss) attributable to the noncontrolling interest	(116)	(87)	(66)	(94)	(96)	17.2%	(516)	(343)	33.5%
Net income (loss) attributable to Holdings	$892	$63	$(349)	$(1,309)	$215	(75.9)%	$1,280	$(1,380)	(207.8)%
Non-GAAP Operating Earnings (1)	$515	$421	$352	$455	$513	(0.4)%	$2,004	$1,741	(13.1)%

Total equity attributable to Holdings' shareholders	$1,565	$2,401	$1,149	$148	$(74)	(104.7)%	$1,565	$(74)	(104.7)%
Less: Preferred Stock	1,507	1,507	1,228	1,068	1,068	(29.1)%	1,507	1,068	(29.1)%
Total equity attributable to Holdings' common shareholders	58	894	(79)	(920)	(1,142)	N/M	58	(1,142)	N/M
Less: Accumulated other comprehensive income (loss)	(8,712)	(7,567)	(7,432)	(6,191)	(6,280)	27.9%	(8,712)	(6,280)	27.9%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,770	$8,461	$7,353	$5,271	$5,138	(41.4)%	$8,770	$5,138	(41.4)%

Return on Equity (ex. AOCI) (TTM)	14.0%	13.7%	4.9%	(10.4)%	(22.0)%		14.0%	(22.0)%
Non-GAAP Operating ROE (TTM) (1)	22.4%	21.9%	21.1%	22.4%	25.6%		22.4%	25.6%

Debt to capital:
Debt to Capital (ex. AOCI)	27.2%	30.3%	33.5%	37.7%	38.3%		27.2%	38.3%
Adjusted debt to capital (ex. AOCI) (4)	27.2%	28.6%	31.6%	35.3%	35.9%		27.2%	35.9%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$3,684	$4,003	$4,982	$4,443	$4,448	20.7%	$3,684	$4,448	20.7%
Book value with AB at market value per common share (ex. AOCI)	$40.19	$40.69	$40.89	$33.59	$33.84	(15.8)%	$40.19	$33.84	(15.8)%
Adjusted debt to capital with AB at market value (ex. AOCI) (4)	21.5%	22.3%	22.8%	24.5%	24.9%		21.5%	24.9%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$2.74	$0.16	$(1.21)	$(4.47)	$0.70	(74.5)%	$3.69	$(4.83)	(230.9)%
Non-GAAP Operating Earnings (1)	$1.55	$1.30	$1.10	$1.48	$1.73	11.6%	$5.92	$5.64	(4.7)%
Book value per common share	$0.19	$2.92	$(0.26)	$(3.18)	$(4.03)	N/M	$0.19	$(4.03)	N/M
Book value per common share (ex. AOCI)	$28.30	$27.62	$24.37	$18.23	$18.14	(35.9)%	$28.30	$18.14	(35.9)%

Weighted-average common shares outstanding:
Basic	312.2	307.8	303.2	296.2	285.5	(8.6)%	321.2	298.1	(7.2)%
Diluted	316.5	311.9	303.2	296.2	289.1	(8.7)%	324.8	298.1	(8.2)%

Ending common shares outstanding	309.9	306.3	301.7	289.2	283.3	(8.6)%	309.9	283.3	(8.6)%
Return to common shareholders:

Common stock dividend	$75	$74	$82	$81	$77		$302	$314
Repurchase of common shares	260	261	236	676	277		1,014	1,450
Total capital returned to common shareholders	$335	$335	$318	$757	$354		$1,316	$1,764

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unitholders ex. AOCI. As of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, AB's total units, including General Partnership units ABLP units, were 296.5 million, 295.2 million, 295.0 million, 295.2 million and 295.1 million, respectively. This is a pro-forma calculation, not the figures recorded in our financial statements.

(4) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25.

4Q 2025 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

Revenues
Policy charges and fee income	$638	$636	$626	$471	$435	(31.8)%	$2,495	$2,168	(13.1)%
Premiums	293	304	260	258	224	(23.5)%	1,172	1,046	(10.8)%
Net derivative gains (losses)	(253)	799	(1,374)	(1,117)	(363)	(43.5)%	(2,551)	(2,055)	19.4%
Net investment income (loss)	1,196	1,248	1,355	1,343	1,288	7.7%	4,881	5,234	7.2%
Investment gains (losses), net	(32)	(14)	(71)	(1,170)	(84)	(162.5)%	(133)	(1,339)	(906.8)%
Investment management and service fees	1,458	1,285	1,272	1,316	1,390	(4.7)%	5,263	5,263	—%
Other income	315	318	294	349	387	22.9%	1,298	1,348	3.9%
Total revenues	3,615	4,576	2,362	1,450	3,277	(9.3)%	12,425	11,665	(6.1)%

Benefits and other deductions
Policyholders’ benefits	689	759	787	452	397	(42.4)%	2,696	2,395	(11.2)%
Remeasurement of liability for future policy benefits	(3)	(2)	(13)	59	(6)	(100.0)%	(6)	38	733.3%
Change in market risk benefits and purchased market risk benefits	(817)	672	(606)	(353)	(130)	84.1%	(1,940)	(417)	78.5%
Interest credited to policyholders’ account balances	614	678	796	798	744	21.2%	2,493	3,016	21.0%
Compensation and benefits	683	601	592	601	640	(6.3)%	2,451	2,434	(0.7)%
Commissions and distribution-related payments	511	501	488	537	567	11.0%	1,896	2,093	10.4%
Interest expense	52	55	61	61	47	(9.6)%	226	224	(0.9)%
Amortization of deferred policy acquisition costs	186	188	193	203	205	10.2%	711	789	11.0%
Other operating costs and expenses	513	950	427	440	469	(8.6)%	1,822	2,286	25.5%
Total benefits and other deductions	2,428	4,402	2,725	2,798	2,933	20.8%	10,349	12,858	24.2%

Income (loss) from operations, before income taxes	1,187	174	(363)	(1,348)	344	(71.0)%	2,076	(1,193)	(157.5)%
Income tax (expense) benefit	(179)	(24)	80	133	(33)	81.6%	(280)	156	155.7%
Net income (loss)	1,008	150	(283)	(1,215)	311	(69.1)%	1,796	(1,037)	(157.7)%
Less: net (income) loss attributable to the noncontrolling interest	(116)	(87)	(66)	(94)	(96)	17.2%	(516)	(343)	33.5%
Net income (loss) attributable to Holdings	$892	$63	$(349)	$(1,309)	$215	(75.9)%	$1,280	$(1,380)	(207.8)%
Less: Preferred stock dividends	(26)	(14)	(18)	(16)	(13)	50.0%	(80)	(61)	23.8%
Net income (loss) available to Holdings' common shareholders	$866	$49	$(367)	$(1,325)	$202	(76.7)%	$1,200	$(1,441)	(220.1)%

Adjustments related to:
Variable annuity product features (1)	$(530)	$211	$934	$978	$258		$637	$2,381
Investment (gains) losses, net (2)	32	14	71	1,170	84		133	1,339
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	16	11	11	19	9		60	50
Other adjustments (3) (4) (5)	34	205	(137)	(164)	21		93	(75)
Income tax expense (benefit) related to above adjustments	94	(92)	(185)	(437)	(62)		(194)	(776)
Non-recurring tax items	(23)	9	7	198	(12)		(5)	202
Non-GAAP Operating earnings (6)	$515	$421	$352	$455	$513		$2,004	$1,741

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and year ended December 31, 2025.
(2) Includes $1.1 billion as a result of assets transferred related to the reinsurance transaction with RGA for the three months ended September 30, 2025 and year ended December 31, 2025.
(3) Includes the following impacts on Non-VA derivatives: a loss of $165 million for the three months ended March 31, 2025, a gain of $198 million for the three months ended June 30, 2025, a gain of $230 million for the three months ended September 30, 2025, and a gain of $41 million and $304 million for the three months and year ended December 31, 2025, respectively. Also, for the three months ended June 30, 2025 and September 30, 2025, and the year ended December 31, 2025, includes $14 million, $(8) million and $6 million, respectively, of expense related to a disputed billing practice of an AB third-party service provider. There are certain gross legal expenses related to the COI litigation of $106 million for the year ended December 31, 2024.
(4) For the year ended December 31, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings.
(5) For the year ended December 31, 2024, includes $78 million contingent payment gain recognized related to a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

4Q 2025 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025 (1)	12/31/2025

Assets
Total investments	$116,441	$118,908	$121,798	$116,505	$121,004
Cash and cash equivalents	6,964	8,164	14,957	13,604	12,462
Cash and securities segregated, at fair value	500	772	483	425	499
Broker-dealer related receivables	1,961	1,931	1,933	1,996	2,162
Deferred policy acquisition costs	7,170	7,262	7,361	7,430	7,523
Goodwill and other intangible assets, net	5,371	5,356	5,342	5,327	5,309
Amounts due from reinsurers	7,899	7,523	7,501	20,025	20,449
Current and deferred income taxes	2,003	1,687	1,749	2,337	2,577
Purchased market risk benefits	7,376	5,976	5,543	5,415	5,260
Other assets	4,462	4,574	3,962	3,678	3,771
Assets for market risk benefits	863	644	776	762	752
Separate Accounts assets	134,717	124,569	131,683	136,905	136,544
Total assets	$295,727	$287,366	$303,088	$314,409	$318,312

Liabilities
Policyholders’ account balances	$110,929	$112,793	$123,359	$129,561	$133,433
Liability for market risk benefits	11,810	10,864	10,187	10,301	10,153
Future policy benefits and other policyholders’ liabilities	17,613	17,372	17,557	17,611	17,660
Broker-dealer related payables	775	642	1,454	1,367	1,370
Customers related payables	1,933	2,135	1,885	1,740	1,937
Amounts due to reinsurers	1,421	1,357	1,350	1,451	1,673
Short-term debt	—	—	—	—	25
Long-term debt	3,833	4,330	4,332	3,833	3,835
Notes issued by consolidated variable interest entities, at fair value using the fair value option	2,116	2,110	2,471	2,530	2,702
Other liabilities	7,032	6,700	5,847	7,162	7,192
Separate Accounts liabilities	134,717	124,569	131,683	136,905	136,544
Total liabilities	292,179	282,872	300,125	312,461	316,524
Redeemable noncontrolling interest	125	289	358	344	322

Equity
Preferred stock	1,507	1,507	1,228	1,068	1,068
Common stock	5	5	5	5	5
Additional paid-in capital	2,336	2,305	1,901	1,917	1,932
Treasury shares	(4,198)	(4,296)	(4,423)	(5,011)	(5,165)
Retained earnings	10,627	10,447	9,870	8,360	8,366
Accumulated other comprehensive income (loss)	(8,712)	(7,567)	(7,432)	(6,191)	(6,280)
Total equity attributable to Holdings	1,565	2,401	1,149	148	(74)
Noncontrolling interest	1,858	1,804	1,456	1,456	1,540
Total equity	3,423	4,205	2,605	1,604	1,466
Total liabilities, redeemable noncontrolling interest and equity	$295,727	$287,366	$303,088	$314,409	$318,312

Notes:
(1) Balances have been revised from previously filed Financial Supplement to reflect final published results.

4Q 2025 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025

Short-term and long-term debt:

Total short-term debt	$—	$—	$—	$—	$25
Total long-term debt	3,833	4,330	4,332	3,833	3,835
Total short-term and long-term debt: [A]	$3,833	$4,330	$4,332	$3,833	$3,860

Equity:
Preferred stock	$1,507	$1,507	$1,228	$1,068	$1,068
Common stock	5	5	5	5	5
Additional paid-in capital	2,336	2,305	1,901	1,917	1,932
Treasury stock, at cost	(4,198)	(4,296)	(4,423)	(5,011)	(5,165)
Retained earnings	10,627	10,447	9,870	8,360	8,366
Accumulated other comprehensive income (loss)	(8,712)	(7,567)	(7,432)	(6,191)	(6,280)
Total equity attributable to Holdings	1,565	2,401	1,149	148	(74)
Noncontrolling interest	1,858	1,804	1,456	1,456	1,540
Total equity	$3,423	$4,205	$2,605	$1,604	$1,466

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,277	$9,968	$8,581	$6,339	$6,206

Capital:
Total capitalization	$5,398	$6,731	$5,481	$3,981	$3,786
Total capitalization (ex. AOCI): [A+B] (2)	$14,110	$14,298	$12,913	$10,172	$10,066

Debt to capital:
Debt to capital (ex. AOCI) (1)	27.2%	30.3%	33.5%	37.7%	38.3%
Adjusted debt to capital (ex. AOCI) (2)	27.2%	28.6%	31.6%	35.3%	35.9%
Adjusted debt to capital with AB at market value (ex. AOCI) (2)	21.5%	22.3%	22.8%	24.5%	24.9%

	For the Three Months Ended
	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	315.5	309.9	306.3	301.7	289.2
Repurchases	(2.6)	(2.3)	(2.4)	(10.9)	(3.3)
Retirements	(3.1)	(2.7)	(2.4)	(1.8)	(2.6)
Issuances	0.1	1.4	0.2	0.2	—
Ending basic common shares outstanding	309.9	306.3	301.7	289.2	283.3
Total potentially dilutive shares	3.6	4.1	3.0	3.6	3.6
Ending common shares outstanding - maximum potential dilution	313.5	310.4	304.7	292.8	286.9
Notes:
(1) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

4Q 2025 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	For the Three Months Ended December 31, 2025
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$328	$—	$—	$331	$—	$659
Net investment income (loss)	1,161	9	4	104	33	1,311
Net derivative gains (losses)	(9)	(1)	—	(5)	7	(8)
Investment management, service fees and other income	186	1,217	544	127	(295)	1,779
Segment revenues	1,666	1,225	548	557	(255)	3,741
Benefits and other deductions
Policyholders’ benefits	84	—	—	312	—	396
Remeasurement of liability for future policy benefits	—	—	—	(7)	—	(7)
Interest credited to policyholders’ account balances	713	—	—	43	—	756
Commissions and distribution-related payments	178	206	350	81	(248)	567
Amortization of deferred policy acquisition costs	156	—	—	49	—	205
Compensation and benefits, interest expense, financing fees and other operating costs and expense	95	695	108	205	(7)	1,096
Segment benefits and other deductions	1,226	901	458	683	(255)	3,013
Operating earnings (loss), before income taxes	440	324	90	(126)	—	728
Income Taxes	(30)	(61)	(24)	6	—	(109)
Operating earnings (loss), before noncontrolling interest	410	263	66	(120)	—	619
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(103)	—	(3)	—	(106)
Operating earnings (loss)	$410	$160	$66	$(123)	$—	$513

	For the Three Months Ended December 31, 2024
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$305	$—	$—	$626	$—	$931
Net investment income (loss)	945	(5)	5	258	25	1,228
Net derivative gains (losses)	(6)	15	—	—	5	14
Investment Management, service fees and other income	183	1,239	474	151	(272)	1,775
Segment revenues	1,427	1,249	479	1,035	(242)	3,948
Benefits and other deductions
Policyholders’ benefits	86	—	—	603	—	689
Remeasurement of liability for future policy benefits	(1)	—	—	(2)	—	(3)
Interest credited to policyholders’ account balances	530	—	—	127	—	657
Commissions and distribution-related payments	143	197	310	92	(231)	511
Amortization of deferred policy acquisition costs	135	—	—	51	—	186
Compensation and benefits, interest expense, financing fees and other operating costs and expense	93	707	110	260	(11)	1,159
Segment benefits and other deductions	986	904	420	1,131	(242)	3,199
Operating earnings (loss), before income taxes	441	345	59	(96)	—	749
Income Taxes	(56)	(50)	(12)	15	—	(103)
Operating earnings (loss), before noncontrolling interest	385	295	47	(81)	—	646
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(134)	—	3	—	(131)
Operating earnings (loss)	$385	$161	$47	$(78)	$—	$515

4Q 2025 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	For the Year Ended December 31, 2025
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$1,217	$—	$—	$1,997	$—	$3,214
Net investment income (loss)	4,312	48	12	788	123	5,283
Net derivative gains (losses)	(21)	(29)	—	(21)	19	(52)
Investment Management, service fees and other income	696	4,532	1,966	516	(1,092)	6,618
Segment revenues	6,204	4,551	1,978	3,280	(950)	15,063
Benefits and other deductions
Policyholders’ benefits	325	—	—	2,128	—	2,453
Remeasurement of liability for future policy benefits	(2)	—	—	(5)	—	(7)
Interest credited to policyholders’ account balances	2,560	—	—	445	—	3,005
Commissions and distribution-related payments	618	813	1,259	318	(915)	2,093
Amortization of deferred policy acquisition costs	591	—	—	198	—	789
Compensation and benefits, interest expense, financing fees and other operating costs and expense	356	2,585	423	865	(35)	4,194
Segment benefits and other deductions	4,448	3,398	1,682	3,949	(950)	12,527
Operating earnings (loss), before income taxes	1,756	1,153	296	(669)	—	2,536
Income Taxes	(207)	(196)	(76)	81	—	(398)
Operating earnings (loss), before noncontrolling interest	1,549	957	220	(588)	—	2,138
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(386)	—	(11)	—	(397)
Operating earnings (loss)	$1,549	$571	$220	$(599)	$—	$1,741

	For the Year Ended December 31, 2024
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$1,179	$—	$—	$2,488	$—	$3,667
Net investment income (loss)	3,650	27	17	1,060	96	4,850
Net derivative gains (losses)	(22)	(7)	—	(17)	22	(24)
Investment Management, service fees and other income	685	4,459	1,774	591	(1,024)	6,485
Segment revenues	5,492	4,479	1,791	4,122	(906)	14,978
Benefits and other deductions
Policyholders’ benefits	324	—	—	2,372	—	2,696
Remeasurement of liability for future policy benefits	(2)	—	—	(4)	—	(6)
Interest credited to policyholders’ account balances	1,930	—	—	574	—	2,504
Commissions and distribution-related payments	526	742	1,133	352	(857)	1,896
Amortization of deferred policy acquisition costs	513	—	—	198	—	711
Compensation and benefits, interest expense, financing fees and other operating costs and expense	342	2,653	416	889	(49)	4,251
Segment benefits and other deductions	3,633	3,395	1,549	4,381	(906)	12,052
Operating earnings (loss), before income taxes	1,859	1,084	242	(259)	—	2,926
Income Taxes	(257)	(178)	(60)	41	—	(454)
Operating earnings (loss), before noncontrolling interest	1,602	906	182	(218)	—	2,472
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(427)	—	(41)	—	(468)
Operating earnings (loss)	$1,602	$479	$182	$(259)	$—	$2,004

4Q 2025 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025

AB AUM
Total AB	$792.2	$784.5	$829.1	$860.1	$866.9
Exclusion for General Account and other Affiliated Accounts	(84.2)	(87.4)	(90.0)	(85.3)	(87.3)
Exclusion for Separate Accounts	(47.3)	(44.7)	(47.8)	(50.4)	(51.0)
AB third party	$660.7	$652.4	$691.3	$724.4	$728.6

Total Company AUM
AB third party	$660.7	$652.4	$691.3	$724.4	$728.6
General Account and other Affiliated Accounts (1) (3) (4) (6)	123.4	127.1	136.8	130.1	133.5
Separate Accounts (2) (3) (4) (6)	134.7	124.6	131.7	136.9	136.5
Total AUM	$918.8	$904.0	$959.7	$991.4	$998.6

Total AUA (5)	$101.7	$102.1	$110.3	$118.2	$122.0
Total AUM/A	$1,020.5	$1,006.1	$1,070.0	$1,109.6	$1,120.6

Market Values:
S&P 500	5,882	5,612	6,205	6,688	6,846
US 10-Year Treasury	4.6%	4.2%	4.2%	4.2%	4.2%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, Separate Account is inclusive of $8.2 billion, $8.4 billion, $8.2 billion, $7.9 billion and $12.3 billion & General Account AUM is inclusive of $28 million, $30 million, $31 million, $31 million and $43 million, respectively, Account Value ceded to Venerable.
(4) As of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, Separate Account is inclusive of $3.0 billion, $3.1 billion, $7.0 billion, $6.5 billion and $6.9 billion & General Account AUM is inclusive of $7.2 billion, $7.2 billion, $3.1 billion, $3.2 billion and $3.2 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.
(6) As of December 31, 2025 and September 30, 2025, Separate Account is inclusive of $15.1 billion and $15.0 billion & General Account AUM is inclusive of $9.3 billion and $9.3 billion, respectively, Account Value ceded to RGA.

4Q 2025 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

4Q 2025 Financial Supplement	11

Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

Revenues
Policy charges, fee income and premiums	$305	$306	$287	$296	$328	7.5%	$1,179	$1,217	3.2%
Net investment income (loss)	945	987	1,048	1,116	1,161	22.9%	3,650	4,312	18.1%
Net derivative gains (losses)	(6)	(5)	(5)	(2)	(9)	(50.0)%	(22)	(21)	4.5%
Investment management, service fees and other income	183	167	161	182	186	1.6%	685	696	1.6%
Segment revenues	1,427	1,455	1,491	1,592	1,666	16.7%	5,492	6,204	13.0%

Benefits and other deductions
Policyholders’ benefits	86	92	76	73	84	(2.3)%	324	325	0.3%
Remeasurement of liability for future policy benefits	(1)	(1)	—	(1)	—	100.0%	(2)	(2)	—%
Interest credited to policyholders’ account balances	530	530	632	685	713	34.5%	1,930	2,560	32.6%
Commissions and distribution-related payments	143	142	145	153	178	24.5%	526	618	17.5%
Amortization of deferred policy acquisition costs	135	139	143	153	156	15.6%	513	591	15.2%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	93	104	71	86	95	2.2%	342	356	4.1%
Segment benefits and other deductions	986	1,006	1,067	1,149	1,226	24.3%	3,633	4,448	22.4%

Operating earnings (loss), before income taxes	441	449	424	443	440	(0.2)%	1,859	1,756	(5.5)%
Income taxes	(56)	(69)	(70)	(38)	(30)	46.4%	(257)	(207)	19.5%
Operating earnings (loss), before noncontrolling interest	385	380	354	405	410	6.5%	1,602	1,549	(3.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$385	$380	$354	$405	$410	6.5%	$1,602	$1,549	(3.3)%

Summary Metrics

Operating earnings (loss) (TTM)	$1,602	$1,598	$1,537	$1,524	$1,549	(3.3)%	$1,602	$1,549	(3.3)%

Average asset value (TTM)	$145,408	$149,051	$153,648	$158,988	$163,857	12.7%	$145,408	$163,857	12.7%

Return on assets (TTM)	1.28%	1.25%	1.17%	1.11%	1.07%		1.28%	1.07%

Net flows	$1,614	$1,624	$1,919	$1,120	$1,260	(21.9)%	$7,053	$5,923	(16.0)%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$928	$957	$1,028	$1,093	$1,128	21.6%	$3,570	$4,206	17.8%
Alternative investment income	17	30	20	23	33	94.1%	80	106	32.5%
Total Net investment income (loss)	$945	$987	$1,048	$1,116	$1,161	22.9%	$3,650	$4,312	18.1%

Net interest margin	$409	$452	$411	$429	$439	7.3%	$1,698	$1,731	1.9%

4Q 2025 Financial Supplement	12

Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025

Sales Metrics
First Year Premiums and Deposits:
Registered indexed-linked annuities (RILA)	$3,746	$3,534	$3,772	$3,870	$4,190	$14,254	$15,366
Traditional variable annuities	1,081	1,000	984	962	994	4,171	3,940
Tax-exempt (1)	326	349	297	387	574	1,252	1,607
Corporate	93	78	70	64	70	409	282
Institutional	108	424	325	87	87	692	923
Other (1)	40	31	64	88	60	144	243
Total First Year Premiums and Deposits	$5,394	$5,416	$5,512	$5,458	$5,975	$20,922	$22,361

Renewal Premiums and Deposits:
Tax-exempt (1)	$492	$486	$512	$396	$517	$1,818	$1,911
Corporate	93	103	91	95	91	377	380
Other (1)	95	91	88	91	98	384	368
Total Renewal Premiums and Deposits	$680	$680	$691	$582	$706	$2,579	$2,659

Total Premiums and Deposits	$6,074	$6,096	$6,203	$6,040	$6,681	$23,501	$25,020

Net Amount at Risk (NAR)
Total GMIB NAR	$31	$45	$52	$60	$71	$31	$71
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$2,986	$3,277	$3,058	$2,907	$2,957	$2,986	$2,957
MRB Reserves (Net of Reinsurance)	$436	$711	$596	$706	$767	$436	$767
Notes:
(1) Net of reinsurance

4Q 2025 Financial Supplement	13

Retirement - Asset Value Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
General Account:
Account value balance, beginning of period	$75,842	$78,361	$79,820	$87,413	$93,825	$61,339	$78,361
Premiums and deposits (1)	3,877	4,529	4,288	4,219	4,718	15,632	17,754
Surrenders, withdrawals and benefits	(1,787)	(1,840)	(1,891)	(2,186)	(2,429)	(6,600)	(8,346)
Net flows	2,090	2,689	2,397	2,033	2,289	9,032	9,408
Change in market value, reinvestment and other (2)	(843)	1,706	584	658	428	838	3,376
Change in fair value of embedded derivative instruments	1,272	(2,936)	4,612	3,721	1,086	7,152	6,483
Account value balance, end of period	78,361	79,820	87,413	93,825	97,628	78,361	97,628
Embedded derivative value, end of period	17,000	13,816	18,097	21,215	21,553	17,000	21,553
Account value balance, end of period (net of embedded derivatives)	61,361	66,004	69,316	72,610	76,075	61,361	76,075
Total spread lending balances, end of period	12,908	13,943	16,315	16,755	17,534	12,908	17,534
Reserves, end of period (excluding MRBs)	5,107	4,842	4,995	5,177	5,300	5,107	5,300
Balance, end of period, General Account asset value	$79,376	$84,789	$90,626	$94,542	$98,909	$79,376	$98,909

Separate Accounts:
Account value balance, beginning of period	$73,886	$72,837	$69,788	$74,029	$77,131	$67,139	$72,837
Premiums and deposits (1)	2,141	1,524	1,876	1,779	1,922	7,661	7,101
Surrenders, withdrawals and benefits	(2,617)	(2,589)	(2,354)	(2,692)	(2,951)	(9,640)	(10,586)
Net flows	(476)	(1,065)	(478)	(913)	(1,029)	(1,979)	(3,485)
Change in market value, reinvestment and other	(573)	(1,984)	4,719	4,015	1,155	7,677	7,905
Balance, end of period, Separate Accounts asset value	$72,837	$69,788	$74,029	$77,131	$77,257	$72,837	$77,257

Total:
Account value balance, beginning of period	$149,728	$151,198	$149,608	$161,442	$170,956	$128,478	$151,198
Premiums and deposits (1)	6,018	6,053	6,164	5,998	6,640	23,293	24,855
Surrenders, withdrawals and benefits	(4,404)	(4,429)	(4,245)	(4,878)	(5,380)	(16,240)	(18,932)
Net flows	1,614	1,624	1,919	1,120	1,260	7,053	5,923
Change in market value, reinvestment and other (2)	(1,416)	(278)	5,303	4,673	1,583	8,515	11,281
Change in fair value of embedded derivative instruments	1,272	(2,936)	4,612	3,721	1,086	7,152	6,483
Account value balance, end of period	151,198	149,608	161,442	170,956	174,885	151,198	174,885
Embedded derivative value, end of period	17,000	13,816	18,097	21,215	21,553	17,000	21,553
Account value balance, end of period (net of embedded derivatives)	134,198	135,792	143,345	149,741	153,332	134,198	153,332
Total spread lending balances, end of period	12,908	13,943	16,315	16,755	17,534	12,908	17,534
Reserves, end of period (excluding MRBs)	5,107	4,842	4,995	5,177	5,300	5,107	5,300
Balance, end of period, total asset value	$152,213	$154,577	$164,655	$171,673	$176,166	$152,213	$176,166
Notes:
(1) Excludes deposits from certain other products reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Other includes flows reinsured to third parties

4Q 2025 Financial Supplement	14

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

Revenues
Net investment income (loss)	$(5)	$3	$22	$14	$9	280.0%	$27	$48	77.8%
Net derivative gains (losses)	15	(13)	(11)	(4)	(1)	(106.7)%	(7)	(29)	(314.3)%
Investment management, service fees and other income	1,239	1,098	1,083	1,134	1,217	(1.8)%	4,459	4,532	1.6%
Segment revenues	1,249	1,088	1,094	1,144	1,225	(1.9)%	4,479	4,551	1.6%

Benefits and other deductions
Commissions and distribution-related payments	197	201	197	209	206	4.6%	742	813	9.6%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	707	614	634	642	695	(1.7)%	2,653	2,585	(2.6)%
Segment benefits and other deductions	904	815	831	851	901	(0.3)%	3,395	3,398	0.1%

Operating earnings (loss), before income taxes	345	273	263	293	324	(6.1)%	1,084	1,153	6.4%
Income taxes	(50)	(41)	(48)	(46)	(61)	(22.0)%	(178)	(196)	(10.1)%
Operating earnings (loss), before noncontrolling interest	295	232	215	247	263	(10.8)%	906	957	5.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(134)	(106)	(84)	(93)	(103)	23.1%	(427)	(386)	9.6%
Operating earnings (loss)	$161	$126	$131	$154	$160	(0.6)%	$479	$571	19.2%

Summary Metrics

Adjusted operating margin (1)	36.4%	33.7%	32.3%	34.2%	34.5%		32.3%	33.7%

Net flows (in billions USD)	$(4.8)	$2.4	$(6.7)	$(2.3)	$(4.7)		$(2.2)	$(11.3)

Total AUM (in billions USD)	$792.2	$784.5	$829.1	$860.1	$866.9		$792.2	$866.9

Ownership Structure of AB

Holdings and its subsidiaries	61.9%	61.8%	61.9%	68.5%	68.2%		61.9%	68.2%
AB Holding	37.5%	37.5%	37.5%	30.8%	31.1%		37.5%	31.1%
Unaffiliated holders	0.6%	0.7%	0.6%	0.7%	0.7%		0.6%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.9%	61.9%	68.6%	68.5%	68.3%		61.9%	68.3%
EQH average economic interest	61.8%	61.9%	68.6%	68.6%	68.5%		61.3%	66.9%

Units of limited partnership outstanding (in millions)	292.1	292.3	292.1	292.2	293.5		292.1	293.5

Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

4Q 2025 Financial Supplement	15

Asset Management - AB Select Adjusted Financials and Ratios

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

AB revenues
Base fees	$798	$782	$772	$821	$840	5.3%	$3,048	$3,215	5.5%
Performance fees
Private markets (1)	67	20	22	19	46	(31.3)%	136	107	(21.3)%
Public markets	66	19	8	1	37	(43.9)%	92	65	(29.3)%
Bernstein Research Services	—	—	—	—	—	—%	96	—	(100.0)%
Investment gains (losses)	6	(11)	8	8	—	(100.0)%	13	5	(61.5)%
Dividend & interest revenue	34	32	31	32	31	(8.8)%	153	126	(17.6)%
Other revenues	20	14	19	19	18	(10.0)%	75	70	(6.7)%
Total AB revenues	991	856	860	900	972	(1.9)%	3,613	3,588	(0.7)%
Less: broker-dealer related interest expense	18	18	16	15	14	(22.2)%	85	63	(25.9)%
AB adjusted net revenues	973	838	844	885	958	(1.5)%	3,528	3,525	(0.1)%

AB expenses
Compensation and fringes	447	406	409	429	458	2.5%	1,690	1,702	0.7%
Other employment costs	10	8	10	10	8	(20.0)%	36	36	—%
Total AB compensation and benefits	457	414	419	439	466	2.0%	1,726	1,738	0.7%
Promotion and servicing	40	30	34	30	40	—%	149	134	(10.1)%
General and administrative	122	111	118	113	123	0.8%	513	465	(9.4)%
Total AB adjusted operating expenses	619	555	571	582	629	1.6%	2,388	2,337	(2.1)%

AB adjusted operating income, before income taxes	354	283	273	303	329	(7.1)%	1,140	1,188	4.2%
Interest on borrowings	6	7	9	7	5	(16.7)%	43	28	(34.9)%
Other (2)	3	3	1	3	—	(100.0)%	13	7	(46.2)%
Operating earnings (loss), before income taxes	345	273	263	293	324	(6.1)%	1,084	1,153	6.4%
Income taxes	(50)	(41)	(48)	(46)	(61)	(22.0)%	(178)	(196)	(10.1)%
Operating earnings (loss), before noncontrolling interest	295	232	215	247	263	(10.8)%	906	957	5.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(134)	(106)	(84)	(93)	(103)	23.1%	(427)	(386)	9.6%
Operating earnings (loss)	$161	$126	$131	$154	$160	(0.6)%	$479	$571	19.2%

Adjusted operating margin (3)	36.4%	33.7%	32.3%	34.2%	34.5%		32.3%	33.7%
Compensation ratio	45.9%	48.4%	48.5%	48.5%	47.8%		47.9%	48.3%

Notes:
(1) Private Market strategies eligible for performance fees include: AB-Private Credit Investors (“AB-PCI”), US and EU Commercial Real Estate Debt, and AB CarVal.
(2) Includes amortization expense of intangible assets associated with EQH purchase of AB and equity income/loss associated with certain AB equity method investments.
(3) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

4Q 2025 Financial Supplement	16

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025

AUM Roll-forward
Balance as of beginning of period	$805.9	$792.2	$784.5	$829.1	$860.1
Sales/new accounts	33.6	36.1	27.9	42.4	33.7
Redemptions/terminations	(29.2)	(29.7)	(30.7)	(27.8)	(32.6)
Cash flow/unreinvested dividends	(9.2)	(4.0)	(3.9)	(16.9)	(5.8)
Net long-term (outflows) inflows	(4.8)	2.4	(6.7)	(2.3)	(4.7)
Adjustment (1)	0.7	—	—	—	—
Market appreciation (depreciation)	(9.6)	(10.1)	51.3	33.3	11.5
Net change	(13.7)	(7.7)	44.6	31.0	6.8
Balance as of end of period	$792.2	$784.5	$829.1	$860.1	$866.9

Ending Assets by distribution channel
Institutions	$321.4	$324.1	$340.0	$351.4	$354.2
Retail	334.3	324.1	344.7	356.2	356.4
Private Wealth	136.5	136.3	144.4	152.5	156.3
Total	$792.2	$784.5	$829.1	$860.1	$866.9

Ending Assets by investment service
Equity
Actively Managed	$263.4	$249.0	$273.4	$281.3	$278.0
Passively Managed (2)	68.3	65.8	70.8	77.3	78.3
Total Equity	$331.7	$314.8	$344.2	$358.6	$356.3
Fixed Income
Actively Managed	$285.5	$290.0	$294.0	$300.1	$303.9
Passively Managed (2)	10.3	10.1	10.2	10.1	9.7
Total Fixed Income	295.8	300.1	304.2	310.2	313.6
Total Alternatives/Multi-Asset Solutions (3)	164.7	169.6	180.7	191.3	197.0
Total	$792.2	$784.5	$829.1	$860.1	$866.9

Notes:

(1) This adjustment is due to a change in fee policy related to certain fixed income assets effective October 1, 2024.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services.

4Q 2025 Financial Supplement	17

Asset Management - Net Flows

	For the Three Months Ended					Years Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Net Flows by Distribution Channel
Institutions
US	$(0.2)	$2.7	$2.8	$(2.1)	$2.3	$2.1	$5.7
Global and Non-US	(6.0)	(2.0)	(4.3)	0.3	(4.3)	(18.6)	(10.3)
Total Institutions	$(6.2)	$0.7	$(1.5)	$(1.8)	$(2.0)	$(16.5)	$(4.6)
Retail
US	$4.3	$3.0	$(1.6)	$(2.3)	$(1.6)	$12.7	$(2.5)
Global and Non-US	(3.2)	(2.1)	(3.2)	0.6	(1.9)	0.7	(6.6)
Total Retail	$1.1	$0.9	$(4.8)	$(1.7)	$(3.5)	$13.4	$(9.1)
Private Wealth
US	$0.5	$1.6	$0.1	$1.3	$0.5	$1.7	$3.5
Global and Non-US	(0.2)	(0.8)	(0.5)	(0.1)	0.3	(0.8)	(1.1)
Total Private Wealth	$0.3	$0.8	$(0.4)	$1.2	$0.8	$0.9	$2.4
Total Net Flows by Distribution Channel	$(4.8)	$2.4	$(6.7)	$(2.3)	$(4.7)	$(2.2)	$(11.3)
Net Flows by Investment Service
Equity Active
US	$(4.1)	$(0.3)	$(3.3)	$(6.3)	$(5.1)	$(7.3)	$(15.0)
Global and Non-US	(3.3)	(2.2)	(2.7)	(0.1)	(2.5)	(16.8)	(7.5)
Total Equity Active	$(7.4)	$(2.5)	$(6.0)	$(6.4)	$(7.6)	$(24.1)	$(22.5)
Equity Passive (1)
US	$(1.1)	$(0.1)	$—	$(1.1)	$(1.0)	$(5.6)	$(2.2)
Global and Non-US	(0.3)	0.3	(1.9)	2.3	—	(1.0)	0.7
Total Equity Passive (1)	$(1.4)	$0.2	$(1.9)	$1.2	$(1.0)	$(6.6)	$(1.5)
Fixed Income - Taxable
US	$3.2	$2.2	$2.0	$(2.7)	$1.4	$10.6	$2.9
Global and Non-US	(3.9)	(3.6)	(3.5)	(1.5)	(3.4)	0.4	(12.0)
Total Fixed Income - Taxable	$(0.7)	$(1.4)	$(1.5)	$(4.2)	$(2.0)	$11.0	$(9.1)
Fixed Income - Tax-Exempt
US	$5.5	$2.4	$1.2	$4.1	$3.9	$13.6	$11.6
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$5.5	$2.4	$1.2	$4.1	$3.9	$13.6	$11.6
Fixed Income - Passive (1)
US	$(0.1)	$(0.4)	$(0.1)	$(0.1)	$0.1	$(0.5)	$(0.5)
Global and Non-US	(0.5)	(0.1)	—	(0.1)	(0.5)	(0.5)	(0.7)
Total Fixed Income - Passive (1)	$(0.6)	$(0.5)	$(0.1)	$(0.2)	$(0.4)	$(1.0)	$(1.2)
Alternatives/Multi-Asset Solutions (2)
US	$1.2	$3.5	$1.5	$3.0	$1.9	$5.7	$9.9
Global and Non-US	(1.4)	0.7	0.1	0.2	0.5	(0.8)	1.5
Total Alternatives/Multi-Asset Solutions (2)	$(0.2)	$4.2	$1.6	$3.2	$2.4	$4.9	$11.4
Total Net Flows by Investment Service	$(4.8)	$2.4	$(6.7)	$(2.3)	$(4.7)	$(2.2)	$(11.3)
Active vs. Passive Net Flows
Actively Managed
Equity	$(7.4)	$(2.5)	$(6.0)	$(6.4)	$(7.6)	$(24.1)	$(22.5)
Fixed Income	4.8	1.0	(0.4)	—	1.9	24.6	2.5
Alternatives/Multi-Asset Solutions (2)	(0.4)	4.2	1.6	3.0	1.9	3.8	10.6
Total	$(3.0)	$2.7	$(4.8)	$(3.4)	$(3.8)	$4.3	$(9.4)
Passively Managed (1)
Equity	$(1.4)	$0.2	$(1.9)	$1.1	$(1.0)	$(6.6)	$(1.5)
Fixed Income	(0.6)	(0.5)	(0.1)	(0.2)	(0.4)	(1.0)	(1.2)
Alternatives/Multi-Asset Solutions (2)	0.2	—	0.1	0.2	0.5	1.1	0.8
Total	$(1.8)	$(0.3)	$(1.9)	$1.1	$(0.9)	$(6.5)	$(1.9)
Total Active vs Passive Net Flows	$(4.8)	$2.4	$(6.7)	$(2.3)	$(4.7)	$(2.2)	$(11.3)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

4Q 2025 Financial Supplement	18

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

Revenues
Net investment income (loss)	$5	$3	$2	$3	4	(20.0)%	$17	$12	(29.4)%
Investment management, service fees and other income	474	459	467	496	544	14.8%	1,774	1,966	10.8%
Segment revenues	479	462	469	499	548	14.4%	1,791	1,978	10.4%

Benefits and other deductions
Commissions and distribution-related payments	310	293	296	320	350	12.9%	1,133	1,259	11.1%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	110	109	105	101	108	(1.8)%	416	423	1.7%
Segment benefits and other deductions	420	402	401	421	458	9.0%	1,549	1,682	8.6%

Operating earnings (loss), before income taxes	59	60	68	78	90	52.5%	242	296	22.3%
Income taxes	(12)	(15)	(18)	(19)	(24)	(100.0)%	(60)	(76)	(26.7)%
Operating earnings (loss), before noncontrolling interest	47	45	50	59	66	40.4%	182	220	20.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$47	$45	$50	$59	$66	40.4%	$182	$220	20.9%

Summary Metrics

Pre-tax operating margin	12.3%	13.0%	14.5%	15.6%	16.4%		13.5%	15.0%

Advisory net new assets	$1,139	$1,981	$2,027	$2,210	$2,148	88.5%	$4,766	$8,366	75.5%

Total AUA	$101,695	$102,057	$110,265	$118,196	$122,014	20.0%	$101,695	$122,014	20.0%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$179	$181	$184	$197	214	19.6%	$656	776	18.3%
Distribution fees	281	263	268	280	315	12.1%	1,056	1,126	6.6%
Interest income	11	11	10	11	11	—%	48	43	(10.4)%
Service and other income	3	4	5	8	4	33.3%	14	21	50.0%
Total Investment management, service fees and other income	$474	$459	$467	$496	544	14.8%	$1,774	1,966	10.8%

4Q 2025 Financial Supplement	19

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025

AUA Roll-forward
Advisory assets :
Beginning assets	$65,267	$65,839	$66,795	$73,293	$79,378	$54,978	$65,839
Net new assets	1,139	1,981	2,027	2,210	2,148	4,766	8,366
Market appreciation (depreciation) and other	(567)	(1,025)	4,471	3,875	1,068	6,095	8,389
Advisory ending assets	$65,839	$66,795	$73,293	$79,378	$82,594	$65,839	$82,594

Brokerage and direct assets	$35,856	$35,263	$36,972	$38,818	$39,420	$35,856	$39,420

Total Wealth Management assets	$101,695	$102,057	$110,265	$118,196	$122,014	$101,695	$122,014

Cash balances	$3,083	$2,985	$3,004	$3,143	$3,299	$3,083	$3,299

Advisors
Advisors	4,587	4,502	4,476	4,446	4,582	4,587	4,582
Revenue per advisor TTM (in thousands USD)	$406	$410	$414	$426	$440	$406	$440

4Q 2025 Financial Supplement	20

Corporate and Other - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	Change	12/31/2024	12/31/2025	Change

Revenues
Policy charges, fee income and premiums	$626	$634	$599	$433	$331	(47.1)%	$2,488	$1,997	(19.7)%
Net investment income (loss)	258	227	274	183	104	(59.7)%	1,060	788	(25.7)%
Net derivative gains (losses)	—	9	(12)	(13)	(5)	(100.0)%	(17)	(21)	(23.5)%
Investment management, service fees and other income	151	139	116	134	127	(15.9)%	591	516	(12.7)%
Segment revenues	1,035	1,009	977	737	557	(46.2)%	4,122	3,280	(20.4)%

Benefits and other deductions
Policyholders’ benefits	603	667	711	438	312	(48.3)%	2,372	2,128	(10.3)%
Remeasurement of liability for future policy benefits	(2)	(1)	(13)	16	(7)	(250.0)%	(4)	(5)	(25.0)%
Interest credited to policyholders’ account balances	127	133	173	96	43	(66.1)%	574	445	(22.5)%
Commissions and distribution-related payments	92	83	72	82	81	(12.0)%	352	318	(9.7)%
Amortization of deferred policy acquisition costs	51	49	50	50	49	(3.9)%	198	198	—%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	260	228	210	222	205	(21.2)%	889	865	(2.7)%
Segment benefits and other deductions	1,131	1,159	1,203	904	683	(39.6)%	4,381	3,949	(9.9)%

Operating earnings (loss), before income taxes	(96)	(150)	(226)	(167)	(126)	(31.3)%	(259)	(669)	(158.3)%
Income taxes	15	23	44	8	6	(60.0)%	41	81	97.6%
Operating earnings (loss), before noncontrolling interest	(81)	(127)	(182)	(159)	(120)	(48.1)%	(218)	(588)	(169.7)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	3	(3)	(1)	(4)	(3)	(200.0)%	(41)	(11)	73.2%
Operating earnings (loss)	$(78)	$(130)	$(183)	$(163)	$(123)	(57.7)%	$(259)	$(599)	(131.3)%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$246	$211	$246	$144	$76	(69.1)%	$990	$677	(31.6)%
Alternative investment income	12	16	28	39	28	133.3%	70	111	58.6%
Total net investment income (loss)	$258	$227	$274	$183	$104	(59.7)%	$1,060	$788	(25.7)%

4Q 2025 Financial Supplement	21

Corporate and Other - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025

Individual Life (Net of Reinsurance)
First Year Premiums and Deposits:
Variable Universal Life	$112	$90	$99	$91	$93	$369	$373
Other	5	5	4	4	3	21	16
Total First Year Premiums and Deposits	$117	$95	$103	$95	$96	$390	$389

Renewal Premiums and Deposits:
Universal Life/ Indexed Universal Life	$214	$224	$206	$121	$50	$925	$601
Variable Universal Life	279	272	262	179	89	1,038	802
Other	85	85	79	41	28	344	233
Total Renewal Premiums and Deposits	$578	$581	$547	$341	$167	$2,307	$1,636

Total Premiums and Deposits	$695	$676	$650	$436	$263	$2,697	$2,025

Individual Life Benefit Ratio	86.4%	105.3%	113.5%	93.9%	90.1%	85.3%	104.2%

Individual Life In-force Face Amount (in billions USD)	$354.1	$353.0	$352.1	$113.4	$116.6	$354.1	$116.6

Employee Benefits
First Year Premiums and Deposits	$31	$35	$31	$33	$28	$120	$127
Renewal Premiums and Deposits	84	85	86	87	91	320	349
Total Premiums and Deposits	$115	$120	$117	$120	$119	$440	$476

Legacy Annuity
Net flows (1)	$(787)	$(719)	$(580)	$(634)	$(796)	$(2,824)	$(2,729)
Account value - balance, end of period	$21,358	$19,912	$20,490	$20,939	$20,386	$21,358	$20,386

Net Amount at Risk (NAR)
Total GMIB NAR	$2,390	$2,706	$2,489	$2,370	$2,340	$2,390	$2,340
Total GMDB NAR	$8,602	$9,034	$8,411	$7,958	$7,852	$8,602	$7,852

MRB Reserves (Net of Reinsurance)	$3,136	$3,532	$3,271	$3,418	$3,374	$3,136	$3,374

Notes:
(1) Net of the Venerable transaction

4Q 2025 Financial Supplement	22

Investments

4Q 2025 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2024 (4)		December 31, 2025
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$76,641	62.1%	$77,162	57.9%
Fixed maturities, at fair value using the fair value option	2,053	1.7%	2,943	2.2%
Mortgage loans, at fair value using the fair value option	—	—%	50	—%
Mortgage loans on real estate	20,072	16.3%	22,668	17.0%
Policy loans	4,330	3.5%	1,862	1.4%
Other equity investments	3,719	3.0%	3,779	2.8%
Other invested assets	8,537	6.9%	10,968	8.2%
Subtotal investment assets	115,352	93.5%	119,432	89.5%
Trading securities	1,089	0.9%	1,572	1.2%
Total investments	116,441	94.4%	121,004	90.7%
Cash and cash equivalents	6,964	5.6%	12,462	9.3%
Total	$123,405	100.0%	$133,466	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$15,958	19.0%	$14,676	17.9%
Manufacturing	12,488	14.8%	9,904	12.1%
Utilities	8,476	10.1%	7,873	9.6%
Services	8,977	10.7%	7,328	8.9%
Energy	2,546	3.0%	2,373	2.9%
Retail and wholesale	2,979	3.5%	3,047	3.7%
Transportation	1,559	1.9%	2,162	2.6%
Other	1,665	2.0%	376	0.5%
Total corporate securities	54,648	64.9%	47,739	58.2%
U.S. government and agency	5,801	6.9%	5,040	6.2%
Residential mortgage-backed (2)	4,520	5.4%	7,093	8.7%
Preferred stock	56	0.1%	54	0.1%
State & political	472	0.6%	378	0.5%
Foreign governments	689	0.8%	556	0.7%
Commercial mortgage-backed	4,301	5.1%	4,814	5.9%
Asset-backed securities	13,715	16.3%	16,142	19.7%
Total	$84,202	100.0%	$81,816	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,266	66.8%	$56,880	69.5%
Baa (NAIC Designation 2)	26,255	31.2%	23,488	28.7%
Investment grade	82,521	98.0%	80,368	98.2%
Below investment grade (NAIC Designation 3 and 4)	1,681	2.0%	1,448	1.8%
Total	$84,202	100.0%	$81,816	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.
(4) Balances have been revised from previously filed Financial Supplement to reflect final published results.

4Q 2025 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2024		December 31, 2025
	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.39%	$3,447	4.41%	$3,693
Ending assets		84,202		81,816
Mortgages:
Income (loss)	5.14%	973	4.96%	1,061
Ending assets		20,072		22,718
Other Equity Investments (1):
Income (loss)	5.75%	203	5.22%	185
Ending assets		3,495		3,519
Trading Securities:
Income	5.07%	16	5.80%	42
Ending assets		527		804
Policy Loans:
Income	5.31%	225	4.57%	168
Ending assets		4,330		1,862
Cash and Short-term Investments:
Income (loss)	4.89%	266	3.94%	323
Ending assets		3,259		9,103
Total Net Investment Income:
Investment income	4.63%	5,130	4.51%	5,472
Less: investment fees	(0.16)%	(180)	(0.16)%	(199)
Investment income, net	4.46%	$4,950	4.35%	$5,273
General Account Ending Net Assets		$115,885		$119,822
Operating Earnings adjustments:
AB and other non-General Account investment income (loss)		(100)		10
Operating Net investment income (loss)		$4,850		$5,283
Notes:

(1) Includes, as of December 31, 2025 and 2024, $439 million and $431 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

4Q 2025 Financial Supplement	25

Additional Information

4Q 2025 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025

TOTAL
Beginning balance	$7,031	$7,170	$7,262	$7,361	$7,430	$6,705	$7,170
Capitalization of commissions, sales and issue expenses	324	282	292	283	312	1,176	1,169
Amortization	(185)	(190)	(193)	(201)	(205)	(711)	(789)
Recovery of acquisition cost (1)	—	—	—	(13)	(14)	—	(27)
Ending balance	$7,170	$7,262	$7,361	$7,430	$7,523	$7,170	$7,523

Retirement
Beginning balance	$4,649	$4,780	$4,872	$4,972	$5,062	$4,333	$4,780
Capitalization of commissions, sales and issue expenses	267	231	243	243	265	960	982
Amortization	(136)	(139)	(143)	(153)	(156)	(513)	(591)
Recovery of acquisition cost (1)	—	—	—	—	(9)	—	(9)
Ending balance	$4,780	$4,872	$4,972	$5,062	$5,162	$4,780	$5,162

Corporate and Other
Beginning balance	$2,382	$2,390	$2,390	$2,389	$2,368	$2,372	$2,390
Capitalization of commissions, sales and issue expenses	57	51	49	40	47	216	187
Amortization	(49)	(51)	(50)	(48)	(49)	(198)	(198)
Recovery of acquisition cost (1)	—	—	—	(13)	(5)	—	(18)
Ending balance	$2,390	$2,390	$2,389	$2,368	$2,361	$2,390	$2,361

Notes:
(1) Related to third party reinsurance transactions.

4Q 2025 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, policy reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
In the third quarter of 2025, the Company updated its net investment income (“NII”) segment reporting to better align with our GAAP segments, as well as the reporting of our spread lending programs' income and expenses. Previously, direct and allocated segment NII were recorded based on assets tied to statutory asset tagging and net statutory liabilities for allocation. To better align with our GAAP segments, the Company changed the recording methodology for direct NII. It is now based on the book yields of assets tied to specific segments, considering general account values plus reserves, net of embedded derivatives. Indirect NII, which was previously allocated based on net statutory liabilities, is now allocated based on general account values and reserves, net of embedded derivatives. Additionally, revenues and expenses from our spread lending programs are now primarily recorded within the Retirement segment. Previously, spread lending revenues and expenses were recorded in Corporate and Other, with the excess of revenues over expenses allocated to the insurance segments based on net statutory liabilities. Prior periods have been revised to reflect these changes.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

4Q 2025 Financial Supplement	28

Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

4Q 2025 Financial Supplement	29

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$892	$63	$(349)	$(1,309)	$215	$1,280	$(1,380)
Adjustments related to:
Variable annuity product features (1)	(530)	211	934	978	258	637	2,381
Investment (gains) losses, net (2)	32	14	71	1,170	84	133	1,339
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	16	11	11	19	9	60	50
Other adjustments (3) (4) (5)	34	205	(137)	(164)	21	93	(75)
Income tax expense (benefit) related to above adjustments	94	(92)	(185)	(437)	(62)	(194)	(776)
Non-recurring tax items	(23)	9	7	198	(12)	(5)	202
Non-GAAP Operating Earnings (6)	$515	$421	$352	$455	$513	$2,004	$1,741

Net income (loss) attributable to Holdings	$2.82	$0.20	$(1.15)	$(4.42)	$0.74	$3.94	$(4.63)
Less: Preferred stock dividends	0.08	0.04	0.06	0.05	0.04	0.25	0.20
Net income (loss) available to Holdings' common shareholders	2.74	0.16	(1.21)	(4.47)	0.70	3.69	(4.83)
Adjustments related to:
Variable annuity product features (1)	(1.67)	0.68	3.08	3.30	0.89	1.96	7.99
Investment (gains) losses, net (2)	0.10	0.04	0.23	3.95	0.29	0.41	4.49
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	0.05	0.04	0.04	0.06	0.03	0.19	0.17
Other adjustments (3) (4) (5)	0.10	0.64	(0.45)	(0.55)	0.07	0.29	(0.26)
Income tax expense (benefit) related to above adjustments	0.30	(0.29)	(0.61)	(1.48)	(0.21)	(0.60)	(2.60)
Non-recurring tax items	(0.07)	0.03	0.02	0.67	(0.04)	(0.02)	0.68
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (6)	$1.55	$1.30	$1.10	$1.48	$1.73	$5.92	$5.64

Book Value per common share
Book Value per common share	$0.19	$2.92	$(0.26)	$(3.18)	$(4.03)	$0.19	$(4.03)
Less: Per share impact of AOCI	(28.11)	(24.70)	(24.63)	(21.41)	(22.17)	(28.11)	(22.17)
Book value per common share (ex. AOCI)	$28.30	$27.62	$24.37	$18.23	$18.14	$28.30	$18.14

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and year ended December 31, 2025. The impact per common share is $1.60 and $1.67 for the three months ended March 31, 2025 and year ended December 31, 2025, respectively.
(2) Includes $1.1 billion or $3.86 and $1.1 billion or $3.84 as a result of assets transferred related to the reinsurance transaction with RGA for the three months ended September 30, 2025 and year ended December 31, 2025, respectively.
(3) Includes the following impacts on Non-VA derivatives: a loss of $165 million or $0.53 for the three months ended March 31, 2025, a gain of $198 million or $0.65 for the three months ended June 30, 2025, a gain of $230 million or $0.78 for the three months ended September 30, 2025, and a gain of $41 million or $0.14 and $304 million or $1.02 for the three months and year ended December 31, 2025, respectively. Also, for the three months ended June 30, 2025 and September 30, 2025, and the year ended December 31, 2025, includes $14 million or $0.05, $(8) million or $(0.03) and $6 million or $0.02, respectively, of expense related to a disputed billing practice of an AB third-party service provider. There are certain gross legal expenses related to the COI litigation of $106 million or $0.33 for the year ended December 31, 2024.
(4) For the year ended December 31, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings. The impact per common share is $0.25 for the year ended December 31, 2024.
(5) For the year ended December 31, 2024, includes $78 million contingent payment gain recognized related to a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022. The impact per common share is $0.24 for the year ended December 31, 2024, respectively.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

4Q 2025 Financial Supplement	30

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2025	9/30/2025	12/31/2025

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$474	$(703)	$(1,380)
Adjustments related to:
Variable annuity product features	1,371	1,593	2,381
Investment (gains) losses	163	1,287	1,339
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	51	57	50
Other adjustments	103	(62)	(75)
Income tax expense (benefit) related to above adjustments	(355)	(620)	(776)
Non-recurring tax items	(2)	191	202
Non-GAAP Operating Earnings	$1,805	$1,743	$1,741

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$474	$(703)	$(1,380)
Less: Preferred stock	(72)	(74)	(61)
Net income (loss) available to Holdings' common shareholders	$402	$(777)	$(1,441)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,206	$7,464	$6,556

Return on Equity (ex. AOCI)	4.9%	(10.4)%	(22.0)%

Non-GAAP Operating Earnings	$1,805	$1,743	$1,741
Less: Preferred stock	(72)	(74)	(61)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,733	$1,669	$1,680
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,206	$7,464	$6,556

Non-GAAP Operating Return on Equity (ex. AOCI)	21.1%	22.4%	25.6%

4Q 2025 Financial Supplement	31

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$1,992	$1,598	$3,201	$1,565	$2,401	$1,149	$148	$(74)
Less: Preferred Stock	1,562	1,562	1,562	1,507	1,507	1,228	1,068	1,068
Total equity attributable to Holdings' common shareholders	430	36	1,639	58	894	(79)	(920)	(1,142)
Less: Accumulated other comprehensive income (loss)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)	(6,191)	(6,280)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,621	$8,711	$8,240	$8,770	$8,461	$7,353	$5,271	$5,138

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$2,442	$1,953	$2,357	$2,089	$2,191	$2,079	$1,316	$906
Less: Preferred Stock	1,562	1,562	1,562	1,548	1,535	1,451	1,328	1,218
Total equity attributable to Holdings' common shareholders	880	391	795	541	656	628	(12)	(312)
Less: Accumulated other comprehensive income (loss)	(8,254)	(8,632)	(7,816)	(8,045)	(7,889)	(7,578)	(7,476)	(6,868)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,134	$9,023	$8,611	$8,586	$8,545	$8,206	$7,464	$6,556

4Q 2025 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Retirement and Life businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Individual Life Benefit Ratio - Policyholders’ benefits as a percent of policy charges, fee income and premium and investment management and services fees (net of reinsurance).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Life Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies.
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net interest margin - Net investment income (loss) plus net derivative gains (losses) less interest credited to policyholder's account balances.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Net new assets - Consists of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.

4Q 2025 Financial Supplement	33

Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

4Q 2025 Financial Supplement	34

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Jimmy Bhullar			1 (212) 622-6397
Mizuho Securities	Yaron Kinar			1 (646) 445-0248
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Wes Carmichael			1 (212) 214-5335
Wolfe Research	Tracy Dolin-Benguigui			1 (646) 419-2560

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Feb '25	Mar '25	May '25

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com

4Q 2025 Financial Supplement	35